EXHIBIT 99.1

          HOMETOWN AUTO RETAILERS ANNOUNCES THIRD QUARTER 2004 RESULTS

WATERTOWN, CONN. - NOVEMBER 12, 2004 - Hometown Auto Retailers, Inc. (OTC BB:
HCAR) today announced its financial results for the third quarter ended
September 30, 2004.

Hometown reported revenues of $69.3 million in the third quarter of 2004 versus revenues of $78.2 million for the same period in 2003, a decrease of $8.9 million or 11.4 percent. Hometown sold a Chrysler/Jeep sales and service franchise on June 3, 2003. At that time, sales of new vehicles along with parts and service stopped at that location while sales of used vehicles continued until August 2004. On a same store basis (excluding all revenues for the Chrysler/Jeep sales and service franchise sold in June 2003), revenues decreased
$8.8 million or 11.3 percent to $69.0 million in the third quarter of 2004 from $77.8 million for the same period in 2003. Gross profit for the third quarter of 2004 decreased $1.1 million or 10.1 percent to $9.8 million versus gross profit of $10.9 million in same period in 2003. On a same store basis, gross profit decreased $1.0 million or 9.3 percent to $9.8 million for the third quarter of 2004 from $10.8 million for the same period in 2003.

Net income for the third quarter of 2004 was $570,000, generating basic and diluted earnings per share of $0.08 versus net income of $832,000 and basic and diluted earnings per share of $0.12 for the same period in 2003.

Hometown reported revenues of $203.9 million for the first nine months of 2004 versus revenues of $216.6 million for the same period in 2003, a decrease of $12.7 million or 5.9 percent. On a same store basis (excluding all revenues for the Chrysler/Jeep sales and service franchise sold in June 2003), revenues decreased $9.0 million or 4.2 percent to $202.8 million in the first nine months of 2004 from $211.8 million for the same period in 2003. Gross profit for the first nine months of 2004 decreased $1.8 million or 5.9 percent to $28.9 million versus gross profit of $30.7 million in same period in 2003. On a same store basis, gross profit decreased $1.3 million or 4.3 percent to $28.7 million for the first nine months of 2004 from $30.0 million for the same period in 2003.

Net income for the first nine months of 2004 was $905,000, generating basic and diluted earnings per share of $0.12 versus net income of $1.8 million and basic and diluted earnings per share of $0.25 for the same period in 2003. Results for the first nine months of 2003 include earnings of $0.08 per share from a gain on the sale of a Chrysler/Jeep sales and service franchise in June 2003.

"Similar to several of the larger dealer groups, we saw market and margin challenges in Q3 consistent with the first half of the year," said Corey Shaker, Hometown president and chief executive officer. "However, as we have stated in the past, and with most of key management on commission-based verses salary-based pay plans, we have seen a reduction in SG&A of more than $1.3 million so far this year. On a long-term basis, we believe these and other savings (along with a hopeful improvement of the economy) will bring operational profitability back to levels better resembling 2003 further increasing shareholder value."

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               HOMETOWN AUTO ANNOUNCES THIRD QUARTER 2004 RESULTS

Hometown sold 3,459 vehicles during the third quarter of 2004, 414 less than it sold in the same period in 2003 or a decrease of 10.7 percent. Hometown sold
10,141 vehicles during the first nine months of 2004, 514 less than it sold in the same period in 2003 or a decrease of 4.8 percent. Total vehicles sold (by category) are shown in the table below.

Year-Over-Year Comparison        For the three months     For the nine months
                                  ended September 30,      ended September 30,
                                   2004        2003        2004        2003
                                  ------      ------      ------      ------

New vehicle                        1,663       1,990       4,814       5,456
Used vehicle - retail                864         947       2,560       2,883
Used vehicle - wholesale             932         936       2,767       2,316
                                  ------      ------      ------      ------
Total units sold                   3,459       3,873      10,141      10,655
                                  ======      ======      ======      ======

On a same store basis, Hometown sold 3,431 vehicles during the third quarter of 2004, 417 less than it sold in the same period in 2003 or a decrease of 10.8 percent. Hometown sold 10,017 vehicles during the first nine months of 2004, 429 less than it sold in the same period in 2003 or a decrease of 4.1 percent. Total vehicles sold (by category) on a same store basis are shown in the table below.

Same Store Basis Comparison      For the three months    For the six months
                                    ended June 30,         ended June 30,
                                  2004        2003        2004        2003
                                 ------      ------      ------      ------

New vehicle                       1,663       1,990       4,814       5,363
Used vehicle - retail               846         911       2,455       2,772
Used vehicle - wholesale            922         947       2,748       2,311
                                 ------      ------      ------      ------
Total units sold                  3,431       3,848      10,017      10,446
                                 ======      ======      ======      ======

Revenue from the sale of new vehicles decreased $8.5 million or 16.1 percent to $44.3 million for the third quarter of 2004 versus $52.8 million in 2003.
Revenues from the sale of used vehicle increased $55,000 or 0.3 percent to slightly more than $16.9 million for the third quarter of 2004 versus slightly less than $16.9 million in 2003. On a same store basis, revenues from the sale of used vehicle increased $140,000 or 0.8 percent to $16.7 million for the third quarter of 2004 versus $16.6 million in 2003. Parts and service revenues for the third quarter of 2004 decreased $236,000 or 3.8 percent to $6.0 million versus
$6.2 million in 2003. Other revenues (net) decreased $222,000 or 9.7 percent to $2.1 million for the third quarter of 2004 versus $2.3 million for the same period in 2003. On a same store basis, other revenues (net) decreased $209,000 or 9.2 percent to $2.1 million for the third quarter of 2004 versus $2.3 million for the same period in 2003.

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               HOMETOWN AUTO ANNOUNCES THIRD QUARTER 2004 RESULTS

Revenue from the sale of new vehicles decreased $9.5 million or 6.8 percent to $130.2 million for the first nine months of 2004 versus $139.7 million in 2003.
On a same store basis, revenue from the sale of new vehicles decreased $7.0 million or 5.1 percent to $130.2 million for the first nine months of 2004 versus $137.2 million in 2003. Revenue from the sale of used vehicles decreased
$2.4 million or 4.6 percent to $49.6 million for the first nine months of 2004 versus $52.0 million in 2003. On a same store basis, revenue from the sale of used vehicles decreased $1.6 million or 3.2 percent to $48.6 million for the first nine months of 2004 versus $50.2 million in 2003. Parts and service revenues for the first nine months of 2004 decreased $557,000 or 3.0 percent to $18.1 million versus $18.7 million in 2003. On a same store basis, parts and service revenues decreased $124,000 or 0.7 percent to $18.1 million versus $18.2 million in 2003. Other revenues (net) decreased $290,000 or 4.6 percent to $6.0 million for the first nine months of 2004 versus $6.3 million for the same period in 2003. On a same store basis, other revenues (net) decreased $223,000 or 3.6 percent to $5.9 million for the first nine months of 2004 versus $6.1 million for the same period in 2003.

                                 ABOUT HOMETOWN

Hometown Auto Retailers (www.htauto.com) sells new and used cars and light trucks, provides maintenance and repair services, sells replacement parts and provides related financing, insurance and service contracts through nine franchised dealerships located in New Jersey, New York, Connecticut,
Massachusetts and Vermont. The company's dealerships offer nine American and Asian automotive brands, including Chevrolet, Chrysler, Dodge, Ford, Jeep,
Lincoln, Mazda, Mercury, and Toyota. Hometown is also active in two "niche" segments of the automotive market: the sale of Lincoln Town Cars and limousines to livery car and livery fleet operators and the maintenance and repair of cars and trucks at a Ford and Lincoln Mercury factory authorized free-standing service center.

This release contains "forward-looking statements" based on current expectations but involving known and unknown risks and uncertainties. Actual results or achievements may be materially different from those expressed or implied. The company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive and market conditions, its ability to consummate, and the timing of acquisitions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the company. Therefore, there can be no assurance that any forward-looking statement will prove to be accurate.

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               HOMETOWN AUTO ANNOUNCES THIRD QUARTER 2004 RESULTS
                          HOMETOWN AUTO RETAILERS, INC.
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                  For the Three Months           For the Nine Months
                                                   Ended September 30,           Ended September 30,
                                               --------------------------    --------------------------
                                                   2004          2003            2004          2003
                                               -----------    -----------    -----------    -----------
Revenues
   New vehicle sales                           $    44,291    $    52,786    $   130,182    $   139,668
   Used vehicle sales                               16,943         16,888         49,633         52,021
   Parts and service sales                           5,984          6,220         18,098         18,655
   Other, net                                        2,064          2,286          5,969          6,259
                                               -----------    -----------    -----------    -----------
      Total revenues                                69,282         78,180        203,882        216,603
                                               -----------    -----------    -----------    -----------
Cost of sales
   New vehicle                                      41,474         49,192        121,789        130,420
   Used vehicle                                     15,359         15,243         44,921         47,006
   Parts and service                                 2,697          2,830          8,269          8,463
                                               -----------    -----------    -----------    -----------
      Total cost of sales                           59,530         67,265        174,979        185,889
                                               -----------    -----------    -----------    -----------
      Gross profit                                   9,752         10,915         28,903         30,714

Selling, general and administrative expenses         8,280          9,174         25,367         26,729
                                               -----------    -----------    -----------    -----------
      Income from operations                         1,472          1,741          3,536          3,985

   Interest income                                      53             22            134             36
   Interest (expense)                                 (802)          (715)        (2,487)        (2,292)
   Other income                                         63              5             66            956
   Other (expense)                                      (5)            --             (9)            (3)
                                               -----------    -----------    -----------    -----------

Pre-tax income                                         781          1,053          1,240          2,682
      Provision for income taxes                       211            221            335            888
                                               -----------    -----------    -----------    -----------
Net income                                     $       570    $       832     $      905    $     1,794
                                               ===========    ===========    ===========    ===========

Earnings per share, basic                      $      0.08    $      0.12    $      0.12    $      0.25
                                               ===========    ===========    ===========    ===========

Earnings per share, diluted                    $      0.08    $      0.12    $      0.12    $      0.25
                                               ===========    ===========    ===========    ===========

Weighted average shares outstanding, basic       7,389,389      7,175,105      7,252,529      7,175,105
Weighted average shares outstanding, diluted     7,493,208      7,212,067      7,429,892      7,187,426

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               HOMETOWN AUTO ANNOUNCES THIRD QUARTER 2004 RESULTS

                          HOMETOWN AUTO RETAILERS, INC.
                           CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                         September 30,
                                       ASSETS                                2004     December 31,
                                                                          (Unaudited)    2003
                                                                           --------    --------
Current Assets:
   Cash and cash equivalents                                               $  5,224    $  5,639
   Accounts receivable, net                                                   7,248       6,058
   Inventories, net                                                          38,686      37,774
   Prepaid expenses and other current assets                                    672         625
   Deferred and prepaid income taxes                                          1,216       1,349
                                                                           --------    --------
     Total current assets                                                    53,046      51,445

Property and equipment, net                                                  13,793      12,678
Other assets                                                                  1,067       1,141
                                                                           --------    --------
     Total assets                                                          $ 67,906    $ 65,264
                                                                           ========    ========

                LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Floor plan notes payable                                                $ 38,664    $ 38,003
   Accounts payable and accrued expenses                                      5,699       5,798
   Current maturities of long-term
    debt and capital lease obligations                                        1,148         996
   Deferred revenue                                                             818         609
                                                                           --------    --------
     Total current liabilities                                               46,329      45,406

Long-term debt and capital lease obligations                                 12,598      12,076
Long-term deferred income taxes                                                 125         125
Other long-term liabilities and deferred revenue                                764         729
                                                                           --------    --------
     Total liabilities                                                       59,816      58,336

Commitments and Contingencies

Stockholders' Equity
   Preferred stock, $.001 par value, 2,000,000 shares
   authorized, no shares issued and outstanding                                  --          --
   Common stock, Class A, $.001 par value,
    12,000,000 shares authorized, 3,870,137 and
    3,655,853 shares issued and outstanding, respectively                         4           4
   Common stock, Class B, $.001 par value, 3,760,000 shares
   authorized, 3,519,252 shares issued and outstanding                            3           3
   Additional paid-in capital                                                30,017      29,760
   Accumulated deficit                                                      (21,934)    (22,839)
                                                                           --------    --------
     Total stockholders' equity                                               8,090       6,928
                                                                           --------    --------
     Total liabilities and stockholders' equity                            $ 67,906    $ 65,264
                                                                           ========    ========

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